EXHIBIT 99.1

Great Wolf Resorts, Inc. Announces Receipt of Requisite Consents in its Consent Solicitation
Relating to the 10.875% First Mortgage Notes due 2017

Affiliate of Apollo Global Management announces Termination of Change of Control Offer due to Receipt of Requisite Consents

NEW YORK, NY — (BUSINESS WIRE) — April 30, 2012 —Great Wolf Resorts, Inc. (NASDAQ: WOLF) (“Great Wolf”) and an affiliate of Apollo Global Management, LLC (NYSE: APO) (“Apollo”) announced today that, pursuant to Great Wolf’s previously announced solicitation of consents (the “Consent Solicitation”) by its wholly-owned subsidiaries GWR Operating Partnership, L.L.L.P. and Great Wolf Finance Corp. (together, the “Issuers”), to holders of the outstanding 10.875% First Mortgage Notes due 2017 (the “Notes”), the Issuers have received the requisite consents from holders of at least a majority of the aggregate principal amount of all outstanding Notes to waive the obligation to make a “Change of Control Offer” under the indenture relating to the Notes (the “Indenture”) with respect to, among other things, the previously announced transactions contemplated by the merger agreement dated as of March 12, 2012 and the amendments thereto (the “Proposed COC Amendment”).  The Consent Solicitation expired at 5:00 p.m., New York City time, on Friday, April 27, 2012 (the “Expiration Time”).

Accordingly, the Issuers expect to enter into a supplemental indenture with respect to the Indenture reflecting the Proposed COC Amendment on April 30, 2012 (the “Supplemental Indenture”), which will bind all holders of the Notes.  Pursuant to the terms of the Supplemental Indenture, it will become effective immediately upon execution, but the Proposed COC Amendment will not become operative until the Issuers pay to the holders who delivered valid and unrevoked consents to the Proposed COC Amendment on or prior to the Expiration Time the consent payment equal to $2.50 per $1,000 principal amount of Notes (the “COC Consent Fee”).  However, the Issuers’ obligation to pay the COC Consent Fee is conditioned upon the completion, on or prior to July 10, 2012, of the equity tender offer (the “Equity Tender Offer”), commenced March 13, 2012, pursuant to which an affiliate of Apollo offered to purchase all outstanding shares of Great Wolf common stock (the “Transaction Condition”).  The Issuers intend to pay the COC Consent Fee to D.F. King & Co., Inc., as agent for consenting holders of Notes, promptly following the consummation of the Equity Tender Offer.  The requirement to make the consent payment and the operativeness of the Supplemental Indenture remain subject to the Transaction Condition and the other conditions described in the Consent Solicitation Statement dated March 13, 2012 (as may be amended or supplemented from time to time) and the accompanying Consent Letter.

K-9 Investors, L.P., an affiliate of Apollo, also announced today that, because the Issuers received the required consents to the Proposed COC Amendments in the Consent Solicitation, K-9 Investors, L.P. is terminating its previously commenced change of control offer (the “Change of Control Offer”) with respect to the Notes as of the effectiveness of the Supplemental Indenture,  in accordance with the terms and conditions set forth in the Change of Control Notice and Offer to Purchase dated March 13, 2012.  As a result of this termination, no Notes will be required to be purchased pursuant to the Change of Control Offer and any Notes previously tendered pursuant to the Change of Control Offer will be returned promptly to the tendering holders.

Any inquiries regarding the Consent Solicitation or the Change of Control Offer may be directed to D.F. King & Co., Inc., the information, tabulation and paying agent for the Consent Solicitation and the tender agent for the Change of Control Offer, at (212) 269-5550 (collect) or (800) 714-3313 (toll free), and any inquiries regarding the Consent Solicitation may be directed to the Joint Solicitation Agents for the Consent Solicitation, Morgan Stanley & Co. LLC, at (212) 761-1057 (collect) or (800) 624-1808 (toll free) and UBS Investment Bank, at (203) 719-4210 (collect) or (888) 719-4210 (toll free).

About Great Wolf Resorts, Inc.

Great Wolf Resorts, Inc.® (NASDAQ: WOLF), Madison, Wis., is North America’s largest family of indoor waterpark resorts, and, through its subsidiaries and affiliates, owns and operates its family resorts under the Great Wolf Lodge® brand. Great Wolf Resorts is a fully integrated resort company with Great Wolf Lodge locations in: Wisconsin Dells, Wis.; Sandusky, Ohio; Traverse City, Mich.; Kansas City, Kan.; Williamsburg, Va.; the Pocono Mountains, Pa.; Niagara Falls, Ontario; Mason, Ohio; Grapevine, Texas; Grand Mound, Wash.; and Concord, N.C.  Great Wolf’s consolidated subsidiary, Creative Kingdoms, LLC, is a developer and operator of technology-based, interactive quest adventure experiences such as MagiQuest®.  Additional information may be found on Great Wolf’s website at http://www.greatwolf.com.

About Apollo Global Management

Apollo (NYSE: APO) is a leading global alternative investment manager with offices in New York, Los Angeles, Houston, London, Frankfurt, Luxembourg, Singapore, Mumbai and Hong Kong. Apollo had assets under management of more than $75 billion as of December 31, 2011, in private equity, credit-oriented capital markets and real estate funds invested across a core group of nine industries where Apollo has considerable knowledge and resources. For more information about Apollo, please visit http://www.agm.com.

Forward-Looking Statements

Statements herein regarding the Consent Solicitation and the Change of Control Offer and any other statements about future expectations and the intent of any parties about future actions constitute “forward-looking statements” as defined in the federal securities laws.  Forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions.  Such statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements.  Apollo and Great Wolf believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.  All written and oral forward-looking statements attributable to Apollo and Great Wolf or persons acting on Apollo’s or Great Wolf’s behalf are qualified in their entirety by these cautionary statements.  Further, forward-looking statements speak only as of the date they are made, and Apollo and Great Wolf undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless required by law.  Past financial or operating performance is not necessarily a reliable indicator of future performance and you should not Great Wolf’s historical performance to anticipate results or future period trends.

Additional factors that may affect future results are contained in Great Wolf’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2011, as amended, which are available at the SEC’s Web site http://www.sec.gov.  The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed unless required by law.

IMPORTANT NOTICE: This press release is for informational purposes only and is neither an offer to buy nor the solicitation of an offer to sell any Notes or shares of Great Wolf’s common stock nor a solicitation of consents with respect to the Proposed COC Amendment. The Consent Solicitation and the Change of Control Offer described herein will not be made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable state or foreign securities or “blue sky” laws.

For More Information

Apollo Global Management, LLC

Investors:

Gary M. Stein, 212-822-0467
Head of Corporate Communications
gstein@apollolp.com

or Patrick Parmentier, CPA, 212-822-0472
Investor Relations Manager
pparmentier@apollolp.com

Media:

Rubenstein Associates, Inc. for Apollo Global Management, LLC
Charles Zehren, 212-843-8590
czehren@rubenstein.com

Great Wolf Resorts, Inc.

Investors:

ICR, Inc. for Great Wolf Resorts, Inc.
Brad Cohen, 203-682-8211
Brad.Cohen@icrinc.com

or

Media:

ICR, Inc. for Great Wolf Resorts, Inc.
Michael Fox, 203-682-8218
Michael.Fox@icrinc.com